Exhibit 99.2

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of March 31, 2023 and December 31, 2022

Condensed Consolidated Statements of Operations for the three months ended March 31, 2023 and 2022

Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2023 and 2022

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the three months ended March 31, 2023 and 2022

NOI Reconciliations for the three months ended March 31, 2023 and 2022

Same Property NOI Reconciliation for the three months ended March 31, 2023 and 2022

EBITDA Reconciliations for the three months ended March 31, 2023 and 2022

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”).

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	March 31, 2023	December 31, 2022
	(Unaudited)
ASSETS
Investment properties, net	$76,242,506	$76,514,952
Cash	3,048,100	3,922,136
Restricted cash	1,937,265	1,740,717
Rent and other receivables, net of allowance of $62,960 and $47,109, as of March 31, 2023 and December 31, 2022, respectively	290,836	402,434
Unbilled rent	1,069,860	1,022,153
Intangible assets, net	3,449,600	3,748,706
Other assets	497,510	564,306
Total Assets	$86,535,677	$87,915,404

LIABILITIES
Accounts payable and accrued liabilities	$1,547,240	$1,198,072
Intangible liabilities, net	2,133,752	2,234,113
Mortgages payable, net	61,065,672	61,340,259
Mandatorily redeemable preferred stock, net	4,509,325	4,450,521
Total Liabilities	$69,255,989	$69,222,965

EQUITY
Common stock, 17,758,421 and 17,758,421 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	$177,584	$177,584
Additional paid-in capital	51,363,812	51,363,812
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(32,337,125)	(30,939,020)
Total Stockholders' Equity	15,853,325	17,251,430
Noncontrolling interests - Hanover Square Property	126,185	127,426
Noncontrolling interests - Parkway Property	462,318	470,685
Noncontrolling interests - Operating Partnership	837,860	842,898
Total Equity	$17,279,688	$18,692,439
Total Liabilities and Equity	$86,535,677	$87,915,404

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended
	March 31,
	2023	2022

REVENUE
Retail center property revenues	$1,891,679	$1,525,085
Flex center property revenues	569,297	613,390
Hotel property room revenues	—	762,200
Hotel property other revenues	—	3,289
Total Revenue	$2,460,976	$2,903,964

OPERATING EXPENSES
Retail center property operating expenses	$520,615	$450,125
Flex center property operating expenses	176,737	161,381
Hotel property operating expenses	—	372,860
Bad debt expense	27,122	12,783
Share based compensation expenses	—	233,100
Legal, accounting and other professional fees	767,078	459,869
Corporate general and administrative expenses	117,049	80,706
Loss on impairment	36,743	36,670
Impairment of assets held for sale	—	175,671
Depreciation and amortization	1,156,348	1,155,197
Total Operating Expenses	2,801,692	3,138,362
Operating loss	(340,716)	(234,398)
Interest expense	864,052	841,424
Net Loss from Operations	(1,204,768)	(1,075,822)
Other (loss) income	(29,038)	95,439
Net Loss	(1,233,806)	(980,383)
Less: Net loss attributable to Hanover Square Property noncontrolling interests	(1,241)	(319)
Less: Net (loss) income attributable to Parkway Property noncontrolling interests	(8,367)	10,193
Less: Net loss attributable to Operating Partnership noncontrolling interests	(2,903)	(973)
Net Loss Attributable to Medalist Common Shareholders	$(1,221,295)	$(989,284)

Loss per share from operations - basic and diluted	$(0.07)	$(0.06)

Weighted-average number of shares - basic and diluted	17,758,421	16,037,073

Dividends paid per common share	$0.01	$0.02

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(1,233,806)	$(980,383)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	911,481	771,560
Amortization	244,867	383,637
Loan cost amortization	26,990	28,118
Mandatorily redeemable preferred stock issuance cost and discount amortization	58,804	53,923
Above (below) market lease amortization, net	(73,018)	(26,034)
Bad debt expense	27,122	12,783
Share-based compensation	—	233,100
Impairment of assets held for sale	—	175,671
Loss on impairment	36,743	36,670

Changes in assets and liabilities
Rent and other receivables, net	84,476	109,000
Unbilled rent	(48,899)	(14,846)
Other assets	66,796	(128,599)
Accounts payable and accrued liabilities	349,168	38,263
Net cash flows from operating activities	450,724	692,863

CASH FLOWS FROM INVESTING ACTIVITIES

Capital expenditures	(647,690)	(366,059)
Net cash flows from investing activities	(647,690)	(366,059)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(178,945)	(341,521)
Repayment of mortgages payable	(301,577)	(192,257)
Proceeds from sales of common stock, net of capitalized offering costs	—	1,188,574
Repurchases of common stock, including costs and fees	—	(286,543)
Net cash flows from financing activities	(480,522)	368,253

(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(677,488)	695,057
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	5,662,853	7,383,977
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$4,985,365	$8,079,034

CASH AND CASH EQUIVALENTS, end of period, shown in condensed consolidated balance sheets	3,048,100	4,629,945
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in condensed consolidated balance sheets	1,937,265	3,449,089
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the condensed consolidated statements of cash flows	$4,985,365	$8,079,034

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$796,268	$682,456

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the three months ended March 31, 2023 and 2022

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Funds from operations
Net loss	$(1,233,806)	$(980,383)
Depreciation of tangible real property assets	674,398	602,845
Depreciation of tenant improvements	205,153	148,924
Amortization of leasing commissions	31,930	19,791
Amortization of intangible assets	244,867	383,637
Loss on impairment	36,743	36,670
Impairment of assets held for sale	—	175,671
Funds from operations	$(40,715)	$387,155

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Adjusted funds from operations
Funds from operations	$(40,715)	$387,155
Amortization of above market leases	27,343	69,583
Amortization of below market leases	(100,361)	(95,617)
Straight line rent	(48,899)	(14,921)
Capital expenditures	(647,690)	(366,059)
(Increase) decrease in fair value of interest rate cap	39,868	(91,042)
Amortization of loan issuance costs	26,990	28,118
Amortization of preferred stock discount and offering costs	58,804	53,923
Share-based compensation	—	233,100
Bad debt expense	27,122	12,783
Adjusted Funds from operations (AFFO)	$(657,538)	$217,023

NOI Reconciliation

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Net Operating Income
Net Loss	$(1,233,806)	$(980,383)
Plus: Preferred dividends, including amortization of capitalized issuance costs	158,804	153,923
Plus: Legal, accounting and other professional fees	767,078	459,869
Plus: Corporate general and administrative expenses	117,049	80,706
Plus: Depreciation expense	911,481	771,560
Plus: Amortization of intangible assets	244,867	383,637
Less: Net amortization of above and below market leases	(73,018)	(26,034)
Plus: Interest expense, including amortization of capitalized loan issuance costs	705,248	687,501
Plus: Share based compensation expense	—	233,100
Plus: Loss on impairment	36,743	36,670
Plus: Impairment of assets held for sale	—	175,671
Less: Other income (loss)	29,038	(95,439)
Net Operating Income - NOI	$1,663,484	$1,880,781

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$2,012,716	$1,775,616
Retail and flex property tenant reimbursement revenues	375,242	336,825
Hotel property revenues	—	765,489
Total revenues	2,387,958	2,877,930

Operating expenses:
Retail and flex property operating expenses	697,352	611,506
Hotel property operating expenses	—	372,860
Bad debt expense	27,122	12,783
Total operating expenses	724,474	997,149

Net Operating Income - NOI	$1,663,484	$1,880,781

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
All Properties
Same property NOI	$1,508,255	$1,488,152
NOI of acquired properties (1)	155,229	—
NOI of disposed properties (2)	—	392,629
Total NOI (3)	$1,663,484	$1,880,781

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Retail Properties
Same retail property NOI	$1,156,090	$1,064,536
NOI of acquired retail properties (1)	155,229	—
Total retail property NOI (2)	$1,311,319	$1,064,536

(1)	Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Flex Properties
Same flex property NOI	$352,165	$423,616
Total flex property NOI (1)	$352,165	$423,616

(1)	Excludes net amortization of above and below market leases.

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Hotel Properties
NOI of disposed hotel properties (1)	$—	$392,629
Total hotel property NOI	$—	$392,629

(1)	Clemson Hotel

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
Same Property Retail & Flex NOI Reconciliation
Same property retail and flex NOI	$1,508,255	$1,488,152
NOI of newly acquired retail and flex properties (1)	155,229	—
Total NOI (2)	$1,663,484	$1,488,152

(1)	Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

EBITDA Reconciliation

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)
EBITDA
Net Loss	$(1,233,806)	$(980,383)
Plus: Preferred dividends, including amortization of capitalized issuance costs	158,804	153,923
Plus: Interest expense, including amortization of capitalized loan issuance costs	705,248	687,501
Plus: Depreciation expense	911,481	771,560
Plus: Amortization of intangible assets	244,867	383,637
Less: Net amortization of above and below market leases	(73,018)	(26,034)
Plus: Loss on impairment	36,743	36,670
Plus: Impairment of assets held for sale	—	175,671
EBITDA	$750,319	$1,202,545

Same Property Revenues

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
All Properties
Same property revenues	$2,221,242	$2,138,475	$82,767	3.9%
Revenues of acquired properties (1)	239,734	—	239,734
Revenues of disposed properties (2)	—	765,489	(765,489)
Total revenues (3)	$2,460,976	$2,903,964	$(442,988)	(15.3)%

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Includes net amortization of above and below market leases.

	Three Months Ended
	March 31,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$1,651,945	$1,525,085	$126,860	8.3%
Revenues of acquired retail properties (1)	239,734	—	239,734
Total retail property revenues (2)	$1,891,679	$1,525,085	$366,594	24.0%

(1)	Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Three Months Ended

	March 31,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$569,297	$613,390	$(44,093)	(7.2)%
Total flex property revenues (1)	$569,297	$613,390	$(44,093)	(7.2)%

(1)	Includes net amortization of above and below market leases.

	Three Months Ended

	March 31,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Hotel Property
Revenues of disposed hotel properties (1)	$—	$765,489	$(765,489)	$(100.0)%
Total hotel property revenues	$—	$765,489	$(765,489)	(100.0)%

(1)	Clemson Hotel

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of March 31,		As of March 31,		As of March 31,
	2023	2022	2023	2022	2023	2022
Retail	5	4	633,013	553,281	97.5%	94.8%
Flex	3	3	218,269	218,269	94.4%	94.6%
Total	8	7	851,282	771,550	96.7%	94.0%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of March 31,		As of March 31,		As of March 31,
	2023	2022	2023	2022	2023	2022
Retail	4	4	553,281	553,281	98.8%	94.8%
Flex	3	3	218,269	218,269	94.4%	94.6%
Total	7	7	771,550	771,550	97.5%	94.0%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.01
Franklin Square	4.42
Hanover Square	3.49
Lancer Center	3.87
Salisbury Marketplace	5.34
Retail Property Average	4.68

Flex Properties
Brookfield	2.76
Greenbrier Business Center	2.23
Parkway	2.52
Flex Property Average	2.47

Retail and Flex Property Average	4.12

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	5.84

Weighted Average Mortgage Payable Interest Rate	4.1%